SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2012

AmeriCredit Automobile Receivables Trust 2012-3

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-170231-07	45-6934845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code—(817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2012-3 (the “Issuing Entity”), to issue $264,500,000 Class A-1 0.36138% Asset Backed Notes (the “Class A-1 Notes”), $384,000,000 Class A-2 0.71% Asset Backed Notes (the “Class A-2 Notes”), $203,846,000 Class A-3 0.96% Asset Backed Notes (the “Class A-3 Notes”), $91,821,000 Class B 1.59% Asset Backed Notes (the “Class B Notes”), $113,986,000 Class C 2.42% Asset Backed Notes (the “Class C Notes”), $112,085,000 Class D 3.03% Asset Backed Notes (the “Class D Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”), and $29,762,000 Class E 4.46% Asset Backed Note and an Asset Backed Certificate (the “Certificate”), on June 27, 2012 (the “Closing Date”). The Publicly Offered Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of May 14, 2012, as amended and restated as of June 6, 2012 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Publicly Offered Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of June 6, 2012 (the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent.

The Publicly Offered Notes were sold to Barclays Capital Inc. (“Barclays”), Deutsche Bank Securities Inc. (“Deutsche”), J.P. Morgan Securities LLC (“J.P. Morgan”), Morgan Stanley & Co. LLC (“Morgan Stanley” and collectively with Barclays, Deutsche and J.P. Morgan, the “Representatives”), Goldman, Sachs & Co. (“Goldman”), RBS Securities Inc. (“RBS”) and Wells Fargo Securities, LLC (“WFS” and collectively with the Representatives, Goldman and RBS, the “Underwriters”) pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of June 19, 2012 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and the Representatives.

AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of June 6, 2012 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of June 6, 2012 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Custodian Agreement, attached hereto as Exhibit 10.2, dated as of June 6, 2012 (the “Custodian Agreement”), among AmeriCredit and Wells Fargo. JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) has agreed to provide its banking services for the deposit of remittances related to the Receivables pursuant to the Lockbox Account Agreement, attached hereto as Exhibit 10.3, dated as of June 6, 2012 (the “Lockbox Account Agreement”), among Wells Fargo, as Trustee, AmeriCredit and JPMorgan Chase, as Processor, and Regulus Group II LLC (“Regulus”) has agreed to collect and deposit remittances related to the Receivables into the lockbox account pursuant to the Lockbox Processing Agreement, attached hereto as Exhibit 10.4, dated June 6, 2012 (the “Lockbox Processing Agreement”), among Wells Fargo, as Trustee, AmeriCredit and Regulus.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of June 19, 2012, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives (see Exhibit 1.1 to Form 8-K filed on June 21, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-07, which is incorporated by reference herein).

4.1 Indenture, dated as of June 6, 2012, between the Issuing Entity and Wells Fargo, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of June 6, 2012, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of June 6, 2012, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

5.1 Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on June 27, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-07, which is incorporated by reference herein).

8.1 Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on June 27, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-07, which is incorporated by reference herein).

10.1 Purchase Agreement, dated as of June 6, 2012, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2 Custodian Agreement, dated as of June 6, 2012, between AmeriCredit, as Custodian, and Wells Fargo.

10.3 Lockbox Account Agreement, dated as of June 6, 2012, among AmeriCredit, Wells Fargo, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.4 Lockbox Processing Agreement, dated June 6, 2012, among AmeriCredit, Wells Fargo, as Trustee, and Regulus Group II LLC, as Processor.

10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and General Motors Financial of Canada, Ltd. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2012-3

By:	AmeriCredit Financial Services, Inc., as Servicer

	By:	/s/ J. Michael May
	Name:	J. Michael May
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: June 28, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 19, 2012, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller and Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as Representatives of the Underwriters (see Exhibit 1.1 to Form 8-K filed on June 21, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-07, which is incorporated by reference herein).

4.1	Indenture, dated as of June 6, 2012, between AmeriCredit Automobile Receivables Trust 2012-3, as Issuing Entity, and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of June 6, 2012, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of June 6, 2012, among AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on June 27, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-07, which is incorporated by reference herein).

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on June 27, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-07, which is incorporated by reference herein).

10.1	Purchase Agreement, dated as of June 6, 2012, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Custodian Agreement, dated as of June 6, 2012, between AmeriCredit Financial Services, Inc., as Custodian, and Wells Fargo Bank, National Association, as Trust Collateral Agent.

10.3	Lockbox Account Agreement, dated as of June 6, 2012, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.4	Lockbox Processing Agreement, dated as of June 6, 2012, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and Regulus Group II LLC, as Processor.

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between General Motors Financial of Canada, Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).